Prospectus

March 1, 2009

(as revised September 21, 2009)

Fixed Income Funds

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

The Securities and Exchange Commission has not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Overview of Harbor Fixed Income Funds

The Funds’ Investment Styles

Each Harbor fund has its own investment style. A portfolio of fixed income securities provides a certain style based on quality and duration. This “style box” shows you each Harbor fixed income fund’s principal investment style.

Legend: HHYBF Harbor High-Yield Bond Fund HBF Harbor Bond Fund HRRF Harbor Real Return Fund HSDF Harbor Short Duration Fund HMMF Harbor Money Market Fund

Who May Want to Invest in the Harbor Funds

The Harbor fixed income funds may be an appropriate investment for investors:

■	Looking to allocate a portion of their assets to fixed income securities.
■	Looking for an investment with a lower risk than equity funds (except Harbor High-Yield Bond Fund, which may involve risks similar to equity funds).
■	Seeking current income.
■	Willing to assume the risk of changing interest rates and other factors, such as duration, credit quality and prepayment risk, that affect the value of bonds.

What is the Role of Harbor Capital Advisors

Harbor Capital Advisors, Inc. (the “Adviser”), a registered investment adviser, is the sponsor and the investment adviser of the Harbor family of no-load mutual funds. Each Harbor fund has different risk and potential return characteristics. A subsidiary of Robeco Groep N.V., a financial services company headquartered in Rotterdam, The Netherlands, the Adviser selects and oversees subadvisers who are responsible for the day-to-day management of the assets of the Funds.

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for these funds call 800-422-1050 or visit our website at www.harborfunds.com.

You Should Know

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Harbor Funds’ Board of Trustees may change a Fund’s investment goal without shareholder approval. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new subadviser or a new or amended subadvisory agreement with any subadvisers not affiliated with the Adviser.

Risk/Return Summary — Fixed Income

HARBOR HIGH-YIELD BOND FUND

INSTITUTIONAL CLASS

Fund#	024
Cusip	411511553
Ticker	HYFAX
Inception Date	12-01-2002

ADMINISTRATIVE CLASS

Fund#	224
Cusip	411511546
Ticker	HYFRX
Inception Date	12-01-2002

INVESTOR CLASS

Fund#	424
Cusip	411511538
Ticker	HYFIX
Inception Date	12-01-2002

SUBADVISER

Shenkman Capital Management, Inc. 461 Fifth Avenue 22nd Floor New York, NY 10017

Mark Shenkman

Portfolio Manager (since 2002)

Mark Flanagan, CFA, CPA

Lead Portfolio Manager (since 2002)

Frank Whitley

Portfolio Manager (since 2002)

Shenkman Capital has subadvised the Fund since its inception in 2002.

Investment Goal

Total return.

Principal Style Characteristics

High-yield bonds.

Principal Strategies and Investments

The Fund invests primarily in below investment grade bonds of corporate issuers. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). The Fund also may invest in private placements. Only U.S. dollar denominated securities are considered for investment in the Fund.

The Subadviser selects securities using its internally developed proprietary tools. The Subadviser seeks to select securities issued by companies that generally exhibit, or are believed to have the prospect for, positive credit momentum with the potential for credit rating upgrade. The Subadviser seeks to maximize portfolio return and minimize default risk by adhering to the following elements of its philosophy:

■	Bottom-up, fundamental analysis
■	Broad diversification
■	Direct communication with management
■	Monitoring high-yield issuers on a systematic basis
■	Credit committee disciplined approach
■	Comprehensive reporting and risk control systems

The Subadviser conducts an in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the Fund and to monitor the selected securities on a systematic basis. All securities in the portfolio are reviewed at least four times a year. As part of the selection and monitoring process, the Subadviser actively seeks to avoid holding securities of issuers that it deems to have a high risk of default.

The Fund intends to invest substantially all, but must invest at least 80%, of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high-yield” or “junk bonds”. The Fund may invest up to 20% of its net assets in bank loans. The Fund may invest up to 10% of its total assets in equity securities, including common stock. Additionally, the Fund may invest a portion of its assets in credit default swaps and bank loans to corporate issuers. The Fund’s 80% investment policy may not be changed unless the Fund provides 60 days’ advance notice to its shareholders.

Duration/Maturity. Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity. The weighted average maturity of the Fund’s portfolio was 4.86 years as of December 31, 2008. However, the Fund does not seek to maintain the maturity of the Fund’s portfolio in any particular range.

Credit Quality. The Fund invests primarily in below investment grade securities, but may invest up to 20% of its net assets in investment grade securities, including U.S. Treasury and U.S. government agency securities. As such, the Fund’s average weighted portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.

Risk/Return Summary — Fixed Income

HARBOR HIGH-YIELD BOND FUND

Principal Risks

Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

■

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average duration of ten years, a 1% increase in interest rates would generally result in a 10% decrease in the Fund’s value.

■

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. Credit risk should be high for this Fund because it invests primarily in below investment grade bonds.

■	Market risk: Adverse economic conditions increase the risk that below investment grade companies may not generate sufficient cash flow to service their debt obligations.

■

High-yield risk: There is a greater risk that the Fund will lose money because it invests primarily in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

■

Prepayment risk: When interest rates are declining, the issuer of a security may exercise its option to call the bond (i.e., prepay principal) earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

■

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

■	Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular company’s stock could be incorrect.

■

Liquidity risk: A period of low economic growth or rising interest rates could reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these securities could decrease the Fund’s share price. Liquidity risk should be high for this Fund because it invests primarily in below investment grade bonds.

Fund Performance

The table shows how the Fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. high-yield fixed income securities. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS For the periods ended December 31, 2008
Harbor High-Yield Bond Fund
Institutional Class
Return Before Taxes	-13.72%	1.75%	4.51%
Return After Taxes on Distributions	-15.65%	-0.67%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares	-8.80%	0.22%	2.55%
Administrative Class
Return Before Taxes	-13.85%	1.51%	4.29%
Investor Class
Return Before Taxes	-13.94%	1.35%	4.12%

Comparative Index
Merrill Lynch High-Yield Master II	-26.39%	-0.86%	3.67%
(reflects no deduction for fees, expenses or taxes)

Risk/Return Summary — Fixed Income

HARBOR HIGH-YIELD BOND FUND

Fund Performance — continued

The bar chart and table indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year since its inception.

FOR THE PERIODS ENDED DECEMBER 31	FUND’S BEST AND WORST CALENDAR QUARTERS
	(since inception)

		Total Return	Quarter/Year
	Best Quarter	5.92%	2nd/2003
	Worst Quarter	-10.09%	4th/2008

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Administrative Class	Investor Class
Shareholder fees
(fees paid directly from your investment)
Redemption fee[1]	1.00%	1.00%	1.00%
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%	0.25%
Other expenses[2]	0.30%	0.29%	0.42%

Total annual fund operating expenses[3]	0.90%	1.14%	1.27%
[1]

The 1% fee applies to shares redeemed (by selling, by exchanging to another fund, or by application of the accounts below share class minimums exchange policy) less than 9 months after purchase. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for 9 months or more are not subject to the 1% fee.

[2]	Restated to reflect current expenses.
[3]

The Adviser has voluntarily agreed to limit the Fund’s operating expenses for the current fiscal year ending October 31, 2009 to 0.80% for the Institutional Class, 1.05% for the Administrative Class and 1.17% for the Investor Class. This agreement may be terminated at any time, although the Adviser has no present intention to do so.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example is based on the Fund’s gross total annual operating expenses and assumes that:

■	You invest $10,000 in the Fund for the time periods indicated;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Institutional Class	$92	$287	$498	$1,108

Administrative Class	$116	$362	$628	$1,386

Investor Class	$129	$403	$697	$1,534

Risk/Return Summary — Fixed Income

HARBOR BOND FUND

INSTITUTIONAL CLASS

Fund#	014
Cusip	411511108
Ticker	HABDX
Inception Date	12-29-1987

ADMINISTRATIVE CLASS

Fund#	214
Cusip	411511686
Ticker	HRBDX
Inception Date	11-01-2002

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA 92658-6430

William Gross

Portfolio Manager (since 1987)

PIMCO has subadvised the Fund since its inception in 1987.

Investment Goal

Total return.

Principal Style Characteristics

Intermediate bonds with overall portfolio rated high quality.

Principal Strategies and Investments

The Fund invests primarily in bonds of corporate and governmental issuers located in the U.S. and foreign countries, including emerging markets.

Total return includes dividends, interest income, realized and unrealized capital gains and changes in net asset value.

The Subadviser relies on its own proprietary research and analysis to manage the Fund’s portfolio. The Subadviser uses a top-down strategy to focus on broad factors and monetary conditions. These include:

■	Long-term social, political and demographic trends
■	Cyclical business and economic conditions
■	Current market conditions

The Subadviser selects securities that appear to be most undervalued relative to their risk and potential return characteristics. In analyzing the relative attractiveness of sectors, the Subadviser considers the narrowing or widening of yields compared with yields for government and other sectors.

The Fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of bonds, which include all types of fixed income securities. These include mortgage-related securities and asset-backed securities. The Fund’s 80% investment policy may not be changed unless the Fund provides 60 days advance notice to its shareholders.

The Fund may invest up to 30% of its total assets in non-U.S. dollar-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund also may invest up to 15% of its total assets in securities of issuers based in countries with developing (emerging markets) economies.

The Fund uses derivative securities such as mortgage-backed securities and derivative contracts such as swap agreements, options and futures to take investment positions that more precisely reflect the Subadviser’s expectations of how portfolio securities will perform. The Fund may engage in short selling, which is the sale by the Fund of a borrowed security. Because the Fund is obligated to replace the borrowed security, the Fund would benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The Fund will not invest in securities rated lower than B by S&P or equivalently rated by Moody’s or Fitch. The Fund’s average weighted portfolio quality is expected to be at least A. The Fund invests primarily in investment grade securities, but may invest up to 15% of its total assets in below investment grade domestic and foreign securities, commonly referred to as high-yield or junk bonds.

Duration. The Fund’s average duration is normally equal to that of its benchmark, plus or minus two years. The duration of the Barclays Capital Aggregate (U.S.) Bond Index as of December 31, 2008 was 4.11 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.

Risk/Return Summary — Fixed Income

HARBOR BOND FUND

Principal Risks

Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

■

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average duration of ten years, a 1% increase in interest rates would generally result in a 10% decrease in the Fund’s value.

■

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. This risk is higher for below investment grade bonds.

■

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

■

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

■	Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular issuer’s securities could be incorrect.

■	Derivatives risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser, which could result in disproportionately large losses to the Fund.

■

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

■

Short sales risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited.

■

Mortgage risk: Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities.

■

High-yield risk: There is a greater risk that the Fund will lose money because it invests in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

■

Portfolio turnover risk: The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the Fund’s performance.

Risk/Return Summary — Fixed Income

HARBOR BOND FUND

Fund Performance

The table shows how the Fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. fixed income securities. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2008)
Harbor Bond Fund

Institutional Class
Return Before Taxes	3.34%	4.78%	5.94%	7.91%	12-29-1987
Return After Taxes on Distributions	0.65%	2.90%	3.89%	N/A	—
Return After Taxes on Distributions and Sale of Fund Shares	3.40%	3.03%	3.90%	N/A	—

Administrative Class
Return Before Taxes	3.20%	4.53%	N/A	4.92%	11-01-2002

Comparative Index
Barclays Capital Aggregate (U.S.) Bond	5.24%	4.65%	5.63%	7.45%	12-29-1987	[a]
(reflects no deduction for fees, expenses or taxes)
[a]	Based on the inception date of the Institutional Class of shares for comparison purposes.

The bar chart and table indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year for the past ten years.

FOR THE PERIODS ENDED DECEMBER 31	FUND’S BEST AND WORST CALENDAR QUARTERS
	(for the past 10 years)

		Total Return	Quarter/Year
	Best Quarter	5.83%	3rd/2001
	Worst Quarter	-3.56%	3rd/2008

Risk/Return Summary — Fixed Income

HARBOR BOND FUND

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Administrative Class
Shareholder fees	None	None
(fees paid directly from your investment)
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.48%	0.48%
Distribution and service (12b-1) fees	None	0.25%
Other expenses[1]	0.12%	0.12%

Total annual fund operating expenses	0.60%	0.85%
[1]	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example is based on the Fund’s gross total annual operating expenses and assumes that:

■	You invest $10,000 in the Fund for the time periods indicated;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Institutional Class	$61	$192	$335	$750

Administrative Class	$87	$271	$471	$1,049

Risk/Return Summary — Fixed Income

HARBOR REAL RETURN FUND

INSTITUTIONAL CLASS

Fund#	025
Cusip	411511520
Ticker	HARRX
Inception Date	12-01-2005

ADMINISTRATIVE CLASS

Fund#	225
Cusip	411511512
Ticker	HRRRX
Inception Date	12-01-2005

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive P.O. Box 6430 Newport Beach, CA 92658-6430

Mihir Worah

Portfolio Manager (since 2007)

PIMCO has subadvised the Fund since its inception in 2005.

Investment Goal

Maximum real return, consistent with preservation of real capital.

Principal Style Characteristics

Inflation-indexed fixed income securities.

Principal Strategies and Investments

The Fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. government, non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income securities.

Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for U.S. Treasury Inflation-Protected Securities (“TIPS”). Inflation-indexed bonds issued by foreign governments are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund also may invest up to 10% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may engage in short selling, which is the sale by the Fund of a borrowed security. Because the Fund is obligated to replace the borrowed security, the Fund would benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The Fund’s average weighted portfolio quality is expected to be BBB or better. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in below investment grade domestic and foreign fixed income securities, commonly referred to as high-yield or junk bonds.

Duration. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index, which as of December 31, 2008 was 4.93 years.

Risk/Return Summary — Fixed Income

HARBOR REAL RETURN FUND

Principal Risks

Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

■

Interest rate risk: As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average of ten years, a 1% increase in interest rates would generally result in a 10% decrease in the Fund’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

■

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. This risk is higher for below investment grade bonds.

■

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

■

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

■	Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular issuer’s securities could be incorrect.

■	Derivatives risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser, which could result in disproportionately large losses to the Fund.

■

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

■

Non-diversification risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer and may invest in a relatively small number of issuers it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of those issuers may also present substantial credit or other risks.

■

Short sales risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited.

■

Mortgage risk: Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities.

■

Portfolio turnover risk: The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the Fund’s performance.

Risk/Return Summary — Fixed Income

HARBOR REAL RETURN FUND

Fund Performance

The table shows how the Fund’s average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. Treasury inflation protected securities. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS For the periods ended December 31, 2008
Harbor Real Return Fund
Institutional Class
Return Before Taxes	-4.13%	N/A	2.37%
Return After Taxes on Distributions	-6.45%	N/A	0.48%
Return After Taxes on Distributions and Sale of Fund Shares	-2.49%	N/A	0.97%
Administrative Class
Return Before Taxes	-4.33%	N/A	2.13%
Comparative Index
Barclays Capital U.S. TIPS	-2.35%	N/A	3.38%
(reflects no deduction for fees, expenses or taxes)

The bar chart and table indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year since its inception.

FOR THE PERIODS ENDED DECEMBER 31	FUND’S BEST AND WORST CALENDAR QUARTERS
	(since inception)

		Total Return	Quarter/Year
	Best Quarter	6.20%	1st/2008
	Worst Quarter	-4.68%	4th/2008

Risk/Return Summary — Fixed Income

HARBOR REAL RETURN FUND

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Administrative Class
Shareholder fees	None	None
(fees paid directly from your investment)
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.48%	0.48%
Distribution and service (12b-1) fees	None	0.25%
Other expenses[1]	0.28%	0.32%

Total annual fund operating expenses[2]	0.76%	1.05%
[1]	Restated to reflect current expenses.
[2]

The Adviser has voluntarily agreed to limit the Fund’s operating expenses for the current fiscal year ending October 31, 2009 to 0.60% for the Institutional Class and 0.85% for the Administrative Class. This agreement may be terminated at any time, although the Adviser has no present intention to do so.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example is based on the Fund’s gross total annual operating expenses and assumes that:

■	You invest $10,000 in the Fund for the time periods indicated;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Institutional Class	$78	$243	$422	$942

Administrative Class	$107	$334	$579	$1,283

Risk/Return Summary — Fixed Income

HARBOR SHORT DURATION FUND

INSTITUTIONAL CLASS

Fund#	016
Cusip	411511702
Ticker	HASDX
Inception Date	01-01-1992

ADMINISTRATIVE CLASS

Fund#	216
Cusip	411511678
Ticker	HRSDX
Inception Date	11-01-2002

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

Kenneth O’Donnell, CFA

Portfolio Manager (since 2003)

FFTW has subadvised the Fund since its inception in 1992.

Investment Goal

Total return that is consistent with preservation of capital.

Principal Style Characteristics

High quality short-term bonds.

Principal Strategies and Investments

The Fund invests primarily in short-term (up to 3 years maturity) high-quality fixed income securities of corporate and governmental issuers located in the U.S. and foreign countries.

The Subadviser seeks to maximize portfolio return and minimize volatility by:

■	Adjusting the issuer sector allocations, such as U.S. treasuries, corporates, U.S. government agencies, etc.
■	Managing key variables such as duration and credit quality
■	Selectively using currency and interest rate management techniques to hedge interest rate and foreign currency risks associated with portfolio holdings

The Fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of all types of fixed income securities. These include bonds, mortgage-related securities, asset-backed securities and other types of financial instruments. At least 60% of the Fund’s net assets will be invested in securities of U.S. issuers and 80% of its net assets will be U.S. dollar-denominated. No more than 25% of its net assets will be invested in a single country other than the U.S. The Fund’s 80% investment policy may not be changed unless the Fund provides 60 days advance notice to its shareholders.

The Fund uses derivative securities such as mortgage-backed securities and derivative contracts such as options and futures to take investment positions that more precisely reflect the Subadviser’s expectations of how a security in the Fund’s portfolio may perform. The Fund may engage in short selling, which is the sale by the Fund of a borrowed security. Because the Fund is obligated to replace the borrowed security, the Fund will benefit from the short sale if the price of the security declines before it is replaced.

Credit Quality. The Fund invests primarily in high grade securities, but may invest in medium grade securities, which are securities rated BBB. The Fund will not invest in securities rated lower than BBB. The Fund’s average weighted portfolio quality is generally AA or higher.

Duration. The Fund’s average weighted portfolio duration normally varies within one year (plus or minus) of the duration of the Merrill Lynch 1-3 Year Treasury Index, but will not exceed three years. The duration of the Merrill Lynch 1-3 Year Treasury Index as of December 31, 2008 was 1.76 years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s average duration is longer than the market’s, the Fund would experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.

Principal Risks

Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

■

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if the Fund’s portfolio has an average duration of three years, a 1% increase in interest rates would generally result in a 3% decrease in the Fund’s value.

Risk/Return Summary — Fixed Income

HARBOR SHORT DURATION FUND

Principal Risks — continued

■

Credit risk: The issuer of a security owned by the Fund or the counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation to pay principal and/or interest or its credit rating could be downgraded. This risk is higher for below investment grade bonds.

■

Prepayment risk: When interest rates are declining, the issuer of a pass-through security, such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

■

Extension risk: When interest rates are rising, the average life of securities backed by callable debt obligations may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

■	Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular issuer’s securities could be incorrect.

■	Derivatives risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser, which could result in disproportionately large losses to the Fund.

■

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

■

Short sales risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited.

■

Mortgage risk: Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because the embedded leverage can magnify the impact of the extension or contraction event on the underlying cash flow. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities.

■

Portfolio turnover risk: The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholder’s tax liability. Frequent trading also increases the transaction costs, which could detract from the Fund’s performance.

Fund Performance

The table shows how the Fund’s average annual returns for different calendar periods compare to those of one year government bonds. After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2008)
Harbor Short Duration Fund

Institutional Class
Return Before Taxes	-3.03%	2.02%	3.28%	4.17%	01-01-1992
Return After Taxes on Distributions	-4.34%	0.50%	1.57%	N/A	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.95%	0.82%	1.75%	N/A	—

Administrative Class
Return Before Taxes	-3.30%	1.76%	N/A	1.71%	11-01-2002

Comparative Indices
Merrill Lynch 1-3 Year Treasury (reflects no deduction for fees, expenses or taxes)	6.66%	4.07%	4.72%	5.22%	01-01-1992	[a]
[a]	Based on the inception date of the Institutional Class of shares for comparison purposes.

Risk/Return Summary — Fixed Income

HARBOR SHORT DURATION FUND

Fund Performance — continued

The bar chart and table indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year for the past ten years.

FOR THE PERIODS ENDED DECEMBER 31	FUND’S BEST AND WORST CALENDAR QUARTERS
	(for the past 10 years)

		Total Return	Quarter/Year
	Best Quarter	2.28%	4th/2000
	Worst Quarter	-2.78%	4th/2008

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Administrative Class
Shareholder fees	None	None
(fees paid directly from your investment)
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	None	0.25%
Other expenses[1]	0.20%	0.21%
Interest expense from reverse repurchase agreements	0.04%	0.04%

Total annual fund operating expenses[2]	0.44%	0.70%
[1]	Restated to reflect current expenses.
[2]

The Adviser has voluntarily agreed to limit the Fund’s the annual operating expenses (excluding interest expense on reverse repurchase agreements) for the current fiscal year ended October 31, 2009 to 0.38% for the Institutional Class and 0.63% for the Administrative Class. This agreement may be terminated at any time, although the Adviser has no present intention to do so.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example is based on the Fund’s gross total annual operating expense and assumes that:

■	You invest $10,000 in the Fund for the time periods indicated;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Institutional Class	$45	$141	$246	$555

Administrative Class	$72	$224	$390	$871

Risk/Return Summary — Fixed Income

HARBOR MONEY MARKET FUND

INSTITUTIONAL CLASS

Fund#	015
Cusip	411511405
Ticker	HARXX
Inception Date	12-29-1987

ADMINISTRATIVE CLASS

Fund#	215
Cusip	411511660
Ticker	HRMXX
Inception Date	11-01-2002

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

Kenneth O’Donnell, CFA

Portfolio Manager (since 2003)

FFTW has subadvised the Fund since its inception in 1987.

Investment Goal

Current income. The Fund intends to maintain a stable share price of $1.

Principal Style Characteristics

Very short-term high quality money market instruments.

Principal Strategies and Investments

The Fund invests in U.S. dollar-denominated money market securities. These may include obligations issued by:

■	U.S. and foreign banks
■	Corporate issuers
■	U.S. government and its agencies and instrumentalities
■	U.S. states and municipalities
■	Foreign governments
■	Multinational organizations such as the World Bank

The Subadviser selects securities for the Fund’s portfolio by:

■

Allocating assets and actively trading among issuer sectors, such as U.S. treasuries, corporate issuers, U.S. government agencies, etc., while focusing on sectors that appear to have the greatest near-term return potential.

■	Focusing on securities that appear to offer the best relative value based on an analysis of their credit quality and interest rate sensitivity.

The Fund may invest more than 25% of its assets in securities in the banking industry. The Fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers’ acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.

Minimum Credit Quality. At least 95% of the Fund’s investments are rated in the rating agencies’ highest short-term rating category or are unrated securities the Subadviser determines to be of equivalent quality.

Maximum Maturity. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The securities held in the Fund’s portfolio have a remaining maturity of 397 days or less.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Interest rate risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio.

Risk/Return Summary — Fixed Income

HARBOR MONEY MARKET FUND

Principal Risks — continued

Credit risk: The issuer or guarantor of a security owned by the Fund could default on its payment obligations, become insolvent or its credit rating could be downgraded.

Selection risk: The Subadviser’s judgment about the attractiveness or value of a particular issuer’s securities could be incorrect.

Foreign securities risk: Prices of the Fund’s foreign securities holdings may go down because of unfavorable foreign government actions, political instability or the more limited availability of accurate information about foreign issuers.

Concentration risk: The Fund may invest more than 25% of its assets in securities in the banking industry. As a result, the Fund’s performance may depend to a large extent on the overall condition of that industry.

Fund Performance

The table shows how the Fund’s average annual returns for different calendar periods compare to those of 3 month Treasury bills as calculated by Merrill Lynch. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS For the periods ended December 31, 2008
Harbor Money Market Fund
Institutional Class	2.47%	3.27%	3.37%	4.50%	12-29-1987
Administrative Class	2.22%	3.01%	N/A	2.44%	11-01-2002

Comparative Index
Merrill Lynch 3-Month U.S. Treasury Bill	2.06%	3.25%	3.45%	4.67%	12-29-1987[a]

Current Yield for Period Ended December 31, 2008*
Institutional Class		7 Days:	0.80%
Administrative Class		7 Days:	0.55%
*	Call 800-422-1050 or visit www.harborfunds.com for the Fund’s current 7-day yield.
[a]	Based on the inception date of the Institutional Class of shares for comparison purposes.

The bar chart and table indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year for the past ten years.

FOR THE PERIODS ENDED DECEMBER 31	FUND’S BEST AND WORST CALENDAR QUARTERS
	(for the past 10 years)

		Total Return	Quarter/Year
	Best Quarter	1.63%	4th/2000
	Worst Quarter	0.18%	3rd/2003

Risk/Return Summary — Fixed Income

HARBOR MONEY MARKET FUND

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Administrative Class
Shareholder fees	None	None
(fees paid directly from your investment)
Annual fund operating expenses
(expenses that are deducted from fund assets)
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	None	0.25%
Other expenses[1]	0.14%	0.13%

Total annual fund operating expenses[2]	0.34%	0.58%
[1]	Restated to reflect current expenses.
[2]

The Adviser has voluntarily agreed to reduce the Fund’s operating expenses (excluding the cost of participation in the Treasury Temporary Guarantee Program for Money Market Funds) for the current fiscal year ending October 31, 2009 to 0.28% for the Institutional Class and 0.53% for the Administrative Class. This agreement is temporary and may be terminated at any time, although the Adviser has no present intention to do so.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example is based on the Fund’s gross total annual operating expenses and assumes that:

■	You invest $10,000 in the Fund for the time periods indicated;
■	You redeem at the end of each period;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Institutional Class	$35	$109	$191	$431

Administrative Class	$59	$186	$324	$726

The Funds’ Investments

Additional Information about the Funds’ Principal Investments

FIXED INCOME SECURITIES

Harbor High-Yield Bond Fund invests primarily in below investment grade bonds.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in any type of fixed income securities.

Harbor Real Return Fund invests primarily in inflation-indexed bonds.

Harbor Money Market Fund invests exclusively in U.S. dollar-denominated money market securities.

Fixed income securities include bonds (including bond units), notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, loan participations and assignments, Eurodollar and Yankee dollar instruments, preferred stocks, money market instruments and certain types of derivative instruments.

Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features.

Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, short-term U.S. Treasuries and other short-term debt securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations.

For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to, information enabling them to evaluate the competence and integrity of the underlying originators and mortgage lending institutions.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk. At times, Harbor Bond Fund and Harbor Short Duration Fund invest a large percentage of assets in mortgage-backed and asset-backed securities.

Harbor Money Market Fund invests in mortgage-related securities that meet its quality, liquidity and maturity standards and that do not contain embedded leverage.

CREDIT QUALITY

Securities are investment grade if:

■	They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”).
■	They have received a comparable short-term or other rating.
■	They are unrated securities that the Subadviser believes to be of comparable quality to rated investment-grade securities.

Securities are considered below investment grade (“junk bonds”) if:

■	They are rated below one of the top four long-term rating categories of a NRSRO.
■	They are unrated securities that the Subadviser believes to be of comparable quality.

If a security receives different ratings, a Fund will treat the security as being rated in the highest (lowest for Harbor High-Yield Bond Fund) rating category. A Fund may choose not to sell securities that are downgraded after their purchase below the Fund’s minimum acceptable credit rating. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts.

The Funds’ Investments

Information about the Funds’ Other Investments

DERIVATIVE INSTRUMENTS

Each Fund, other than Harbor Money Market Fund, may, but is not required to, use derivatives for any of the following purposes:

■

To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

■	As a substitute for purchasing or selling securities or foreign currencies.
■	To manage the duration of a Fund’s fixed income portfolio.
■	In non-hedging situations, to attempt to profit from anticipated market developments.

In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.

Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio’s losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. If a Fund invests in a derivative instrument, it seeks to manage its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets.

TEMPORARY DEFENSIVE POSITIONS

In response to extraordinary market, economic or political conditions, each Fund (except Harbor Money Market Fund) may depart from its principal investment strategies by taking large temporary investment positions in cash or investment-grade debt securities.

If a Fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

PORTFOLIO TURNOVER

Each Fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from a Fund’s performance. Certain Funds engage in more active and frequent trading than others. For the fiscal year ended October 31, 2008, the portfolio turnover rates for Harbor Bond Fund and Harbor Real Return Fund were 514% and 1,334%, respectively. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate results in higher transaction costs and other expenses for these Funds, the Subadvisers believe that the portfolio transactions are in the best interests of shareholders. Major shareholders of Harbor Short Duration Fund use the Fund for shorter term liquidity purposes and, therefore, there may be frequent purchase and sales activity.

[THIS PAGE INTENTIONALLY LEFT BLANK]

The Adviser and Subadvisers

The Adviser

The Adviser provides management services to Harbor Funds.

The Adviser, located at 111 South Wacker Drive, 34th Floor, Chicago IL 60606-4302, is an indirect, wholly-owned subsidiary of Robeco Groep N.V. Founded in 1929 and headquartered in Rotterdam, The Netherlands, Robeco Groep N.V. is one of the world’s oldest asset management organizations. As of December 31, 2008, Robeco Groep N.V., through its investment management subsidiaries, had approximately $154.4 billion in assets under management.

The combined assets of Harbor Funds and the pension plans managed by the Adviser were approximately $33.0 billion as of December 31, 2008.

Subject to the approval of Harbor Funds’ Board of Trustees, the Adviser, establishes and modifies whenever necessary the investment strategies of each Fund. The Adviser also is responsible for overseeing each Subadviser and recommending the selection, termination and replacement of Subadvisers. The Adviser evaluates, and allocates each Funds’ assets to, one or more Subadvisers.

The Adviser also:

■	Seeks to ensure quality control in the Subadviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
■	Monitors and measures risk and return results against appropriate benchmarks and recommends whether Subadvisers should be retained or changed.
■	Focuses on cost control.

In order to more effectively manage the Funds, Harbor Funds and the Adviser have been granted an order from the SEC permitting the Adviser, subject to the approval of Harbor Funds’ Board of Trustees, to select Subadvisers to serve as portfolio managers for the Harbor Funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements, all without obtaining shareholder approval.

In addition to its investment management services to the Funds, the Adviser administers each Fund’s business affairs. For the year ended October 31, 2008, as shown in the table, each Fund paid the Adviser an advisory fee for these services. The Adviser also has agreed to voluntarily reduce the total expenses of the different share classes for certain Funds for the fiscal year ending October 31, 2009. This agreement is temporary and may be terminated or changed at any time. The Adviser pays a subadvisory fee to each Subadviser out of its own assets. No Fund is responsible for paying any portion of the subadvisory fee to the Subadviser.

ANNUAL ADVISORY FEE RATES

(as a percentage of the Fund’s average net assets)

	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor High-Yield Bond Fund	0.60%	0.60%
Harbor Bond Fund	0.47%	0.48%
Harbor Real Return Fund	0.48%	0.48%
Harbor Short Duration Fund	0.20%	0.20%
Harbor Money Market Fund	0.18%	0.20%

A discussion of the factors considered by the Board of Trustees when approving the investment advisory agreements of the Funds is available in Harbor Funds’ semi-annual (for the 6 month period ended April 30) and annual (for the year ended October 31) reports to shareholders.

Each Subadviser that also subadvises a portion of the pension plan assets managed by the Adviser has adopted procedures to reasonably ensure fair asset allocation between the respective Fund and the pension plan. The objectives and investment styles of the respective Harbor Funds match those segments of the pension plan subadvised by the Subadvisers. This allows Harbor Funds and these plans to utilize research and other information on a cost effective basis.

The Adviser and Subadvisers

The Subadvisers and Portfolio Managers

Each Fund’s investments are selected by a Subadviser, which is not affiliated with the Adviser. The following table describes each Fund’s portfolio manager(s), the Subadviser that employs the manager and the manager’s business experience. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

	PORTFOLIO MANAGER(S) AND SUBADVISER	MANAGER SINCE	BUSINESS EXPERIENCE (PAST FIVE YEARS)
Harbor Fixed Income Funds	High-Yield Bond
	Shenkman Capital Management, Inc. employs a team approach. Mr. Shenkman is the Chief Investment Officer of the firm and has responsibility for setting strategies and direction with respect to the firm’s investment operations. Mr. Flanagan, as lead portfolio manager of the Fund, has the primary responsibility for the Fund with the assistance of Mr. Whitley.
	Mark Shenkman Shenkman Capital Management, Inc. 461 Fifth Avenue 22nd Floor New York, NY 10017-6283	2002	President, Chief Investment Officer and Director (since 1985).
	Mark Flanagan, CFA, CPA Shenkman Capital Management, Inc.	2002	Executive Vice President and Portfolio Manager (since 2002).
	Frank Whitley Shenkman Capital Management, Inc.	2002	Executive Vice President and Senior Portfolio Manager (since 1994).
	Bond
	William Gross Pacific Investment Management Co. 840 Newport Center Drive P.O. Box 6430 Newport Beach, CA 92658-6430	1987	Managing Director, PIMCO (since 1994).
	Real Return
	Mihir Worah Pacific Investment Management Co. 840 Newport Center Drive P.O. Box 6430 Newport Beach, CA 92658-6430	2007	Executive Vice President (since 2006), Portfolio Manager (since 2004), Senior Vice President (2004-2006), Vice President (2002-2004), and Financial Engineer (2001-2004), PIMCO.
	Short Duration
	Kenneth O’Donnell, CFA Fischer Francis Trees & Watts, Inc. 200 Park Avenue New York, NY 10166	2003	Portfolio Manager, FFTW (since 2002).
	Money Market
	Kenneth O’Donnell, CFA Fischer Francis Trees & Watts, Inc. 200 Park Avenue New York, NY 10166	2003	Portfolio Manager, FFTW (since 2002).

Your Harbor Funds Account

CHOOSING A SHARE CLASS

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor Funds call 800-422-1050 or visit our website at www.harborfunds.com.

Each of the Harbor Funds have multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the Harbor Funds’ separate share classes have different expenses and, as a result, their investment performances will differ. Please note that the Administrative Class shares are available for sale only to eligible retirement plans and other non-retirement accounts maintained by financial intermediaries. Eligible retirement plans consist of qualified retirement plans and Section 457 plans only. The Administrative Class shares are not available through personal plans, such as individual retirement accounts (IRA), SEP IRAs, Simple IRAs or individual 403(b) plans, unless investing through an account maintained by a financial intermediary. When choosing a share class, you should consider the factors below:

Not all Classes are available for all Funds.

Institutional Class	Administrative Class	Investor Class
■ Available to individual and institutional investors ■ No 12b-1 fee ■ Transfer agent fee of up to 0.09% of the average daily net assets ■ $1,000 minimum investment in each Fixed Income Fund

■      Limited only to eligible retirement plans and financial intermediaries

■      12b-1 fee of up to 0.25% of average daily net assets

■      Transfer agent fee of up to 0.09% of the average daily net assets

■      $50,000* minimum investment in each Fund

■      Available to individual and institutional investors

■      12b-1 fee of up to 0.25% of average daily net assets

■      Transfer agent fee of up to 0.21% of the average daily net assets

■      $2,500 minimum investment for regular accounts and $1,000 minimum for IRA and UTMA/UGMA accounts

*	There is no minimum investment for qualified retirement plans and Section 457 plans.

DISTRIBUTION AND SERVICE (12b-1) FEES

Harbor Funds has adopted a distribution plan for each of the Fund’s Administrative and Investor Classes of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the Funds pay distribution and service fees to Harbor Funds Distributors, Inc. (the “Distributor”) for the sale, distribution and servicing of the Administrative and Investor Class shares. All or a substantial portion of these fees are paid to financial intermediaries, such as broker-dealers, banks and trust companies. Because the Funds pay these fees out of the Administrative and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment in Administrative and Investor Class shares and may cost you more than paying other types of sales charges.

TRANSFER AGENT FEES

The Funds pay Harbor Services Group, Inc. (the “Shareholder Servicing Agent”) transfer agent fees (specified above) on a per class basis for its services as shareholder servicing agent for each Fund. The Shareholder Servicing Agent uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., annually) and/or an asset based fee that is determined based upon the value of the assets maintained by the financial intermediary.

Your Harbor Funds Account

MINIMUM INVESTMENT EXCEPTIONS

Institutional Class

Harbor Funds may, in its discretion, waive or lower the investment minimum for the Institutional Class of any Harbor Fixed Income Fund.

Administrative Class

Notwithstanding the $50,000 minimum investment amount, you may purchase Administrative Class shares if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.

(a)	Eligible retirement plans (i.e., qualified retirement plans and Section 457 plans only).

(b)	Omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the investment minimum amount within a reasonable period of time as determined by the Distributor.

Investor Class

Harbor Funds may, in its discretion, waive or lower the investment minimum for the Investor Class of any Harbor fund.

Your Harbor Funds Account

HOW TO PURCHASE SHARES

Harbor Funds will not accept cash, money orders, cashiers checks, official checks, “starter checks”, third-party checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S.

Harbor Funds does not issue share certificates.

All orders to purchase shares received in good order by Harbor Funds or its agent before the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. All purchase orders are subject to acceptance by Harbor Funds. Checks and funds sent by wire or ACH for direct purchases must be received by Harbor Funds prior to the close of regular trading of the NYSE to receive that day’s share price. See “Through a Financial Intermediary” if you are purchasing through a financial intermediary.

Harbor Funds at all times reserves the right to reject any purchase for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. For more information about the Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Harbor Funds reserves the right to verify the accuracy of the submitted banking information (ACH, wire) prior to activation of the banking instructions on your account. The verification may take as long as 10 business days.

The Funds are available for sale in all 50 United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. Certain Funds also are available for sale to certain government approved pension plans in Chile and Peru.

By Mail

First class mail to:

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

Express or
registered mail to:

Harbor Services Group, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

	Open a new account Complete and sign the appropriate new account application. If you are an institution, include a certified copy of a corporate resolution identifying authorized signers.	Add to an existing account Complete the investment slip included with your most recent confirmation or statement.

Make your check payable to: “Harbor Funds”.

If your check does not clear for any reason, the Shareholder Servicing Agent will cancel your purchase and deduct $25 from your account. You may also be prohibited from future purchases.

Neither Harbor Funds nor the Shareholder Servicing Agent is responsible for any mail that is lost or misdirected by the U.S. post office or other delivery service.

By Telephone Call Harbor Services Group at: 800-422-1050

Add to an existing account

You may submit orders for the purchase of additional shares via our automated telephone service 24 hours a day or by contacting the Shareholder Servicing Agent during normal business hours. If your order is submitted on a day that the NYSE is not open for regular trading or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, as of the next close of regular trading of the NYSE.

Please make note of your confirmation number when transacting via the telephone and the Internet.

Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future telephone purchases.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or the Shareholder Servicing Agent by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our website.

You must have banking instructions already established on your account to purchase shares via the telephone. If banking instructions were not established at the time you opened your account, call the Shareholder Servicing Agent at 800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our website at www.harborfunds.com.

Your Harbor Funds Account

HOW TO PURCHASE SHARES

By Wire Wire to: State Street Bank and Trust Company Boston, MA ABA#: 0110 0002 8 Acct: DDA #3018-065-7 Supply Fund name, share class, account registration and account number

Open a new account

Send the completed account application to the Shareholder Servicing Agent at the address listed under “By Mail.”

Instruct your bank to wire the purchase amount to State Street Bank and Trust Company.

Call the Shareholder Servicing Agent at 800-422-1050 if you are sending a wire of $100,000 or more.

Add to an existing account Instruct your bank to wire the amount of the additional investment to State Street Bank and Trust Company.

By Internet Visit our website at: www.harborfunds.com

Add to an existing account

If your account has Internet purchase privileges, you may submit an order to purchase shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, as of the next close of regular trading of the NYSE.

Please make note of your confirmation number when transacting via the telephone and the Internet.

Payment for purchase of shares through the Internet may be made only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may be prohibited from future Internet purchases.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.

If you are unable to access our website (for example, during unusual market activity), you may call the Shareholder Servicing Agent during normal business hours, use our automated telephone service 24 hours a day or send the purchase request by mail.

You must have banking instructions already established on your account to purchase shares through the Internet. If banking instructions were not established at the time you opened your account, call the Shareholder Servicing Agent at 800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our website.

Through A Financial Intermediary

You may purchase Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than Harbor Funds. They also may impose other charges or restrictions in addition to those applicable to shareholders who invest in the Funds directly.

The Distributor and the Shareholder Servicing Agent have contracted with certain intermediaries to accept and forward purchase orders to the Funds on your behalf. These contracts may permit a financial intermediary to forward the purchase order and transmit the funds for the purchase order to Harbor Funds by the next business day. Your purchase order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

The Distributor, the Shareholder Servicing Agent and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Fund shares and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries.

None of Harbor Funds, the Distributor, or the Shareholder Servicing Agent is responsible for the failure of any intermediary to carry out its obligations to its customers, including, any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions that are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. eastern time on the following business day (i.e., on a trade date plus one (T+1) basis).

Your Harbor Funds Account

HOW TO EXCHANGE SHARES

An exchange is a redemption of shares from one Harbor fund and a purchase of shares in another Harbor fund and may be subject to a redemption fee. Please refer to “How to Sell Shares” for a description of the redemption fee.

Exchanges are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss.

Class to class exchanges within the same Fund, however, are generally not taxable.

All orders to exchange shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next day’s share price. All exchanges are subject to acceptance by Harbor Funds.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Harbor Funds at all times reserves the right to reject the purchase portion of any exchange transaction for any reason without prior notice if Harbor Funds determines that a shareholder or client of an intermediary has engaged in excessive short-term trading that Harbor Funds believes may be harmful to the Fund involved. For more information about the Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each Fund. You should consider the differences in investment objectives and expenses of a Fund before making an exchange.

Harbor Funds may change or terminate its exchange policy on 60 days’ prior notice.

INSTITUTIONAL CLASS SHAREHOLDERS

This class of shares is available to both individual and institutional investors who meet the minimum investment requirement.

If you are an original shareholder (a shareholder of any Harbor Funds as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor Funds.

If you are not an original shareholder, you must meet the minimum initial investment requirements for each Fund.

ADMINISTRATIVE CLASS SHAREHOLDERS

You may exchange your shares of the Administrative Class for Administrative Class shares of any other Harbor Funds available through your retirement plan or financial intermediary. In addition, you may exchange your shares of the Administrative Class for shares of either the Institutional or Investor Class shares of another Harbor fund if such class of shares is available through your retirement plan.

INVESTOR CLASS SHAREHOLDERS

If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor fund and for Institutional Class shares of Harbor Commodity Real Return Strategy Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund. Your exchanges out of the Institutional Class shares of Harbor Commodity Real Return Strategy Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund into another Harbor fund would be subject to the minimum investment requirements for each Fund and class.

By Mail First class mail to: Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108

You may mail an exchange request to the Shareholder Servicing Agent. Indicate the name of the Fund, the share class, the number of shares or dollar amount to be exchanged and the account number. Sign the request exactly as the name(s) appear on the account registration.

Neither Harbor Funds nor the Shareholder Servicing Agent is responsible for any mail that is lost or misdirected by the U.S. post office or other delivery service.

Express or registered mail to: Harbor Services Group, Inc. 111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

Your Harbor Funds Account

HOW TO EXCHANGE SHARES

By Telephone Call Harbor Services Group at: 800-422-1050	If your account has telephone exchange privileges, you may submit an order to exchange shares via our automated telephone service 24 hours a day or by contacting the Shareholder Servicing Agent during normal business hours. If your order is submitted on a day that the NYSE is not open for regular trading or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, as of the next close of regular trading of the NYSE.
Please make note of your confirmation number when transacting via the telephone and the Internet.	If you are unable to access our automated telephone service or reach the Shareholder Servicing Agent by telephone (for example, during unusual market activity), you may send the exchange request by mail or via our website.

By Internet Visit our website at: www.harborfunds.com

If your account has Internet exchange privileges, you may submit an order to exchange shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, as of the next close of regular trading of the NYSE.

Please make note of your confirmation number when transacting via the telephone and the Internet.	If you are unable to access our website (for example, during unusual market activity), you may call the Shareholder Servicing Agent during normal business hours, use our automated telephone service 24 hours a day or send the exchange request by mail.

Through A Financial Intermediary

You may exchange Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service and may have different requirements than Harbor Funds. They also may impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

The Distributor and the Shareholder Servicing Agent have contracted with certain intermediaries to accept and forward exchange orders to the Funds on your behalf. Your exchange order must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

The Distributor, the Shareholder Servicing Agent and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Fund shares and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries.

None of Harbor Funds, the Distributor, or the Shareholder Servicing Agent is responsible for the failure of any intermediary to carry out its obligations to its customers, including, any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions which are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. eastern time on the following business day (i.e., on a trade date plus one (T+1) basis).

Your Harbor Funds Account

HOW TO SELL SHARES

Redemptions are taxable transactions for shareholders that are subject to tax, and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Neither Harbor Funds nor the Shareholder Servicing Agent is obligated, under any circumstances, to pay interest on redemption proceeds.

A signature guarantee may be required. See “Shareholder and Account Policies” for more information.

Redemption proceeds sent by check that is not cashed within 180 days may be reinvested in your account in the same Fund from which it was redeemed at the current day’s NAV. Redemption proceeds which are reinvested are subject to the risk of loss like any Fund investment.

All orders to sell shares received in good order by Harbor Funds or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day’s share price. Orders received in good order after the close of the NYSE will receive the next business day’s share price. Each Fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.

If withholding information on IRA redemption requests is not specified, Harbor Funds will withhold the mandatory federal amount (currently 10%) and any applicable state amount.

For information about the Funds’ policy on excessive trading, see “Excessive Trading/Market Timing.”

REDEMPTION FEE

Harbor High-Yield Bond Fund charges a 1% redemption fee on shares that are redeemed before they have been held for 9 months.

This fee applies when shares are redeemed by exchange to another Harbor fund or by application of the “Accounts Below Share Class Minimums” exchange policy. The redemption fee is paid directly to the Fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the Fund. The fee ensures that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

The redemption fee is applicable to all short-term redemptions or exchanges of shares. However, the redemption fee does not apply to certain types of accounts, including: (i) certain plan sponsored retirement plans that do not have or report to the Funds sufficient information to impose a redemption fee on their participants’ accounts; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) reinvested distributions (dividends and capital gains); (vi) redemptions initiated through a systematic withdrawal plan; (vii) redemptions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same Fund and shares converted from one class to another class in the same Fund; and (ix) transactions initiated by a plan sponsor.

Some intermediaries have agreed to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the applicable Harbor Funds’ policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee. Harbor Funds may allow the intermediary to apply its own redemption fee policy to its customer accounts in place of Harbor Funds’ redemption fee policy if Harbor determines the intermediary’s policy is reasonably designed and sufficiently similar to Harbor Funds’ policy.

For purposes of applying the redemption fee, Harbor Funds will always redeem your “oldest” shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, the Funds will carry over the redemption fee status of your shares. From time to time, the Funds may waive or modify redemption fees for certain categories of investors. Each Fund may modify its redemption policies at any time without giving advance notice to shareholders.

By Mail

First class mail to:

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

Express or

registered mail to:

Harbor Services Group, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

You may mail a written redemption request to the Shareholder Servicing Agent. State the name of the Fund, the class of shares and number of shares or dollar amount to be sold and the account number. Sign the request exactly as the name or names (if more than one name) appear on the account registration.

Neither Harbor Funds nor the Shareholder Servicing Agent is responsible for any mail that is lost or misdirected by the U.S. post office or other delivery service.

Your Harbor Funds Account

HOW TO SELL SHARES

By Telephone Call Harbor Services Group at: 800-422-1050

If your account has telephone redemption privileges, you may submit an order to redeem shares via our automated telephone service 24 hours a day or by contacting the Shareholder Servicing Agent during normal business hours. If your order is submitted on a day that the NYSE is not open for regular trading or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, as of the next close of regular trading of the NYSE.

Please make note of your confirmation number when transacting via the telephone and the Internet.	Redemptions via the telephone will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased via the telephone may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

If you are unable to access our automated telephone service or reach the Shareholder Servicing Agent by telephone (for example, during unusual market activity), you may send the redemption request by mail or via our website.

By Internet Visit our website at: www.harborfunds.com

If your account has Internet redemption privileges, you may submit an order to redeem shares via our website 24 hours a day. If your order is submitted on a day that the NYSE is not open for regular trading or if it is submitted after the close of regular trading on the NYSE, it will be effected, subject to acceptance, as of the next close of regular trading of the NYSE.

Please make note of your confirmation number when transacting via the telephone and the Internet.	Redemptions through the Internet will be paid by check, wire or ACH transfer only to the address or bank account of record.

Shares purchased through the Internet may be sold on any business day, subject to any applicable redemption fee, but the proceeds may not be available for up to 3 business days after the purchase of such shares to ensure the funds from your account have cleared.

If you are unable to access our website (for example, during unusual market activity), you may call the Shareholder Servicing Agent during normal business hours, use our automated telephone service 24 hours a day or send the redemption request by mail.

Through A Financial Intermediary

You may redeem Fund shares through an intermediary, such as a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans. These intermediaries may charge you a fee for this service. They may also impose other charges or restrictions in addition to those applicable to shareholders who invest in Harbor Funds directly.

The Distributor and the Shareholder Servicing Agent have contracted with certain intermediaries to accept and forward redemption requests to the Funds on your behalf. Your redemption request must be received in good order by these intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

The Distributor, the Shareholder Servicing Agent and/or the Adviser or their affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of Fund shares and for providing shareholder recordkeeping, subaccounting and other similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries.

None of Harbor Funds, the Distributor, or the Shareholder Servicing Agent is responsible for the failure of any intermediary to carry out its obligations to its customers, including, any errors made by the intermediary when submitting purchase, redemption and exchange orders to Harbor Funds. Harbor Funds will not correct transactions which are submitted to Harbor Funds in error by the intermediary unless the intermediary has notified Harbor Funds of the error by 9:00 a.m. eastern time on the following business day (i.e., on a trade date plus one (T+1) basis).

Shareholder and Account Policies

Transaction and Account Policies

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless such information is collected by the broker/dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

■	Name;
■	Date of birth (for individuals);
■	Residential or business street address (although post office boxes are still permitted for mailing); and
■	Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

RIGHTS RESERVED BY HARBOR FUNDS

Harbor Funds reserves the following rights: (1) to accept initial purchases by telephone or mail; (2) to refuse any purchase or exchange order; (3) to cancel or rescind a purchase order for non-payment; (4) to cease offering Fund shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchases and any services at any time; (7) to act on instructions reasonably believed to be genuine; and (8) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed if a Fund or its agent is unable to verify the identity of the person(s) or entity opening an account or becomes aware of information regarding a shareholder or shareholder’s account which indicates that the identity of the shareholder can no longer be verified.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund or if required by law.

EXCESSIVE TRADING/MARKET-TIMING

Some investors try to profit from a strategy called market-timing — moving money into mutual funds for the short-term when they expect prices to rise and taking money out when they expect prices to fall. The Harbor Funds are intended for long-term investment purposes only. Harbor Funds has taken reasonable steps to seek to discourage excessive short-term trading.

Excessive short-term trading into and out of a Fund can disrupt portfolio investment strategies and may increase expenses, and negatively impact investment returns, for all shareholders, including long-term shareholders who do not generate these costs. Certain Funds invest a significant portion of their assets in small cap securities. Some of these holdings may not trade every day or may not trade frequently throughout a trading day. As a result, these Funds may be more susceptible to a short-term trading strategy by which an investor seeks to profit based upon the investor’s belief that the values of a Fund’s portfolio securities, as reflected by the Fund’s net asset value on any given day, do not fully reflect the then current fair market value of such securities. In the case of Funds that invest primarily in foreign securities, some investors may also seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to take advantage of information that becomes available after the close of the foreign markets or exchanges, but before a Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. If those investors are successful, long-term shareholders could experience dilution in the value of their shares.

Shareholder and Account Policies

The Funds’ Board of Trustees has adopted policies and procedures and authorized Harbor Funds to take the following actions to discourage excessive short-term trading activity in the Funds.

You may make up to four round trips in the same Fund in a 12-month period. A “round trip” is a purchase into a Fund followed by a redemption out of the same Fund (including by exchange) or a redemption out of a Fund (including by exchange) followed by a purchase into the same Fund within a 30 day period. When a purchase or redemption transaction is paired with another transaction to make one round trip, neither of those transactions is paired with a third transaction to make a second round trip. For example, if a shareholder purchases shares of a Fund on May 1, redeems those same shares on May 15 and then purchases shares in the same Fund again on June 5, the shareholder would have engaged in one round trip. The purchase on May 1 would be paired with the redemption on May 15 because the transactions occurred within a 30 day period. However, the redemption on May 15 would not be paired with the purchase on June 5 to create a second round trip because the May 15 redemption already constituted part of the earlier round trip. Different restrictions may apply if you invest through an intermediary.

Harbor Funds will limit for a period of 60 days future purchases into a Fund by any investor who makes more than four round trips in the same Fund in a 12-month period. Harbor Funds monitors trading activity in all accounts. If Harbor Funds discovers what it believes is excessive trading or market timing activity in any Fund, it may limit future purchases or terminate the exchange privilege on a temporary or permanent basis at any time, including after one round trip. Harbor Funds also may ban a shareholder from opening new accounts or adding to existing accounts in any Harbor Funds. Funds at greater risk for market timing activity impose a redemption fee on shares redeemed within short periods of time. As described under “Pricing of Fund Shares”, Harbor Funds has also implemented fair value pricing procedures which may have the effect of reducing market timing activity in some Funds. In addition, the Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. Transactions placed (directly or through a financial intermediary) in violation of the Funds’ exchange limits or excessive trading policy are not deemed accepted by a Fund.

The four round trip limitation imposed under the excessive trading policy does not apply to (i) minimum required distributions from retirement accounts; (ii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iii) purchases of shares in retirement accounts with participant payroll or employer contributions or loan repayments; (iv) transaction requests submitted by mail to Harbor Funds from shareholders who hold their accounts directly with Harbor Funds (transactions submitted by fax or wire are not considered mail transactions); (v) transactions involving the reinvestment of distributions (dividends and capital gains); (vi) transactions initiated through an automatic investment, systematic exchange or systematic withdrawal plan; (vii) transactions pursuant to a systematic rebalancing or asset allocation program established with Harbor; (viii) transactions involving shares transferred from one account to another account in the same Fund and shares converted from one class to another class in the same Fund; (ix) transactions initiated by a plan sponsor; (x) Section 529 College Savings Plans; (xi) Harbor funds that invest in other Harbor funds; (xii) involuntary redemptions of shares to pay Fund or account fees; (xiii) transactions below a dollar amount applicable to all accounts in a Fund that Harbor has determined, in its sole discretion, are not likely to adversely effect the management of the Fund; and (xiv) omnibus accounts maintained by financial intermediaries.

When financial intermediaries establish omnibus accounts with Harbor Funds, Harbor Funds monitors trading activity in the account at the omnibus level. Because activity in the omnibus account represents the aggregate trading activity of the intermediary’s underlying customers, Harbor Funds monitors trading activity in omnibus accounts in a different manner than it does in accounts which Harbor Funds believes are owned directly by the investor. If Harbor Funds detects what it believes may be excessive short-term trading or market timing activity in an omnibus account, Harbor Funds will seek to investigate and take appropriate action. This may include requesting that the intermediary provide its customers’ underlying transaction

Shareholder and Account Policies

information so that Harbor Funds can assess whether an underlying customer’s transaction activity was reflective of excessive short-term trading or market timing activity. If necessary, Harbor Funds may limit or prohibit additional purchases of Fund shares by an intermediary or by certain of the intermediary’s customers. Because Harbor Funds normally monitors trading activity at the omnibus account level, Harbor Funds may not be able to detect or prevent excessive short-term trading or market timing activity at the underlying customer level.

In addition, some financial intermediaries may impose their own restrictions on short-term trading which may differ from Harbor Funds’. Harbor Funds may choose to rely on the intermediary’s restrictions on short-term trading in place of its own only if Harbor Funds determines, in its discretion, that the intermediary’s restrictions provide reasonable protection for the Funds from excessive short-term trading activity.

For those Funds that charge a redemption fee, Harbor Funds seeks to apply its redemption fee policy to all accounts except those accounts identified as non-applicable in the respective Fund’s prospectus under “Redemption Fees”. In some cases, Harbor Funds permits financial intermediaries to charge redemption fees in accordance with their own policies in place of Harbor Funds’ when Harbor Funds determines that the intermediary’s redemption fee policy is reasonably designed and sufficiently similar to Harbor Funds’. Harbor Funds is encouraging those intermediaries that are not subject to the redemption fee policy because they do not have the capability to apply the redemption fee to their underlying customers’ accounts to develop that capability. Harbor Funds seeks to apply its redemption fee policy to those accounts soon after the intermediary indicates it has developed that capability. There is no assurance that Harbor Funds will successfully identify all intermediaries that are subject to the redemption fee policy or that intermediaries which do assess redemption fees will do so properly.

The trading history of accounts under common ownership or control within any of the Harbor Funds may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for purposes of this policy and may be rejected in whole or in part by a Fund.

The Funds’ exchange limits and excessive trading policies generally do not apply to Harbor Short Duration Fund and Harbor Money Market Fund, although both Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Each Fund’s (except Harbor Money Market Fund) full portfolio holdings are published quarterly on the 15th day following quarter end on www.harborfunds.com and Harbor Money Market Fund’s full portfolio holdings are published monthly on the 15th day following each month end. In addition, the Funds’ top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day following quarter end on www.harborfunds.com. This information is available on Harbor Funds’ website for the entire quarter.

Additional information about Harbor Funds’ portfolio holdings disclosure policy is available in the Statement of Additional Information.

PRICING OF FUND SHARES

Each Fund’s share price, called its net asset value or NAV per share, is calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time. The NAV per share for each class of shares outstanding is computed by dividing the net assets of the Fund attributable to that class by the number of Fund shares outstanding for that class. On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Harbor Money Market Fund values its securities at amortized cost. Each of the other Funds generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services.

Shareholder and Account Policies

When reliable market quotations are not readily available or when market quotations are considered unreliable, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices for the same securities. This means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

For the Funds which invest in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, at least some of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the international Funds calculate their net asset values.

Share prices are normally available after 7:00 p.m. eastern time by calling 800-422-1050 or visiting www.harborfunds.com.

PAYING FOR SHARES BY CHECK

If you purchase Fund shares by check:

■	No third-party checks, starter checks, money orders, cashiers checks, official checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S. are accepted.
■	If your check does not clear for any reason, the Shareholder Servicing Agent will cancel your purchase and deduct $25 from your Harbor Funds account. You also may be prohibited from future purchases.
■	You may subsequently sell the shares purchased by check, but the proceeds may not be available for up to 10 business days to ensure that your check has cleared.
■	You can avoid the 10 business day holding period by purchasing shares via wire. Use of ACH will reduce the holding period to up to 3 business days.

IN-KIND REDEMPTIONS

Harbor Funds agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Funds reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either totally or partially, by an in-kind redemption of securities (instead of cash) from the applicable Fund. The securities redeemed in kind would be valued for this purpose by the same method as is used to calculate the Fund’s net asset value per share. Redemptions, whether made in cash or in kind, are taxable transactions for shareholders who are subject to tax. If you receive an in-kind redemption, you should expect to incur transaction costs and may incur additional tax liability upon the disposition of the securities received in the redemption.

ACCOUNTS BELOW SHARE CLASS MINIMUMS

If due to redemptions, your account balance falls below the required minimum investment for the class of shares in which you are invested, the Shareholder Servicing Agent may ask that the account balance be increased. If your account balance is not increased within 60 days, the Shareholder Servicing Agent reserves the right to redeem your account in full, at the then current NAV. For those Harbor funds with a $50,000 Institutional Class minimum required investment, the Shareholder Servicing Agent reserves the right to exchange your Institutional Class shares at the then current NAV for shares of that Fund’s Investor Class.

Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class minimum required investment for the applicable Harbor fund who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares for that Fund.

Shareholder and Account Policies

STATEMENTS AND REPORTS

You will receive a confirmation statement after each transaction affecting your account; however, shareholders participating in an automatic plan will receive only quarterly confirmations of all transactions. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact the Shareholder Servicing Agent regarding any errors or discrepancies.

The Funds produce financial reports, which include a list of each Fund’s portfolio holdings, semi-annually and update their prospectuses at least annually.

Unless you instruct Harbor Funds otherwise by contacting the Shareholder Servicing Agent, the Funds will mail only one financial report, prospectus or proxy statement to shareholders with the same last name in your household, even if more than one person in your household has a Harbor Funds account. This process is known as “householding.” Please call the Shareholder Servicing Agent if you would like to receive additional copies of these documents. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

SIGNATURE GUARANTEES

A Medallion signature guarantee is required if any of the following is applicable:

■	You would like a check made payable to anyone other than the shareholder(s) of record.
■	You would like a check mailed to an address which has been changed within 10 business days of the redemption request.
■	You would like a check mailed to an address other than the address of record.
■	You would like your redemption proceeds wired to a bank account other than a bank account of record.

Harbor Funds may waive or require a Medallion signature guarantee under certain circumstances at Harbor Funds’ sole discretion.

A Medallion signature guarantee may be refused if any of the following is applicable:

■	It does not appear valid or in good form.
■	The transaction amount exceeds the surety bond limit of the Medallion guarantee.
■	The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Medallion Signature Guarantee

A Medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A signature guarantee cannot be provided by a notary public.

If you are a Harbor Funds shareholder and are visiting outside the United States, a foreign bank properly authorized to do business in that country or a U.S. consulate may be able to authenticate your signature.

Shareholder and Account Policies

You may receive dividend and capital gain distributions in cash or reinvest them. Dividend and capital gain distributions will be reinvested in additional shares of the same Fund unless you elect otherwise.

This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund declares and pays any capital gains annually in December. Each of Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund declare and pay any dividends from net investment income quarterly. Harbor Short Duration Fund declares and pays any dividends from net investment income monthly. Harbor Money Market Fund declares any dividends from net investment income daily and pays the dividends monthly. Each Fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. Each of Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund expect any distributions to be from both capital gain and income. Each of Harbor Short Duration Fund and Harbor Money Market Fund expect any distributions to be primarily from income.

For U.S. federal income tax purposes, distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on their source and other factors, and distributions of net short-term capital gain are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so designated by a Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, as discussed in detail in the Funds’ Statement of Additional Information. Since the Funds’ income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends and distributions are taxable, whether you receive them in cash or reinvest them in additional Fund shares.

Generally, you should avoid investing in a Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Otherwise, dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. This is referred to as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, the Fund’s share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest the distribution in more shares.

When you sell or exchange Fund shares, you generally will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Every January, the Funds will send you information about the Fund’s dividends and distributions and any shares you sold during the previous calendar year.

If you do not provide Harbor Funds with your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service, you may be subject to a backup withholding tax of 28% on your dividends and capital gain distributions, redemptions, exchanges and any other payments to you.

Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:

■	Postal or other delivery service is unable to deliver checks to the address of record;
■	Dividends and capital gain distributions are not cashed within 180 days; or
■	Bank account of record is no longer valid.

Dividends and capital gain distribution checks which are not cashed within 180 days may be reinvested in your account in the same Fund that was the source of the payments at the current day’s NAV. When reinvested, those amounts are subject to the risk of loss like any Fund investment.

Neither Harbor Funds nor the Shareholder Servicing Agent has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

Investor Services

Harbor Funds provides a variety of services to manage your account

If you already have a Harbor Funds account, call the Shareholder Servicing Agent at 800-422-1050 to request an Account Maintenance form to add these features or you may download the form from our website at www.harborfunds.com.

ONLINE SERVICES

WWW.HARBORFUNDS.COM

Our website provides to you, 24 hours a day, access to your account information, the ability to conduct transactions, the option to request forms and applications, and offers additional information on each of the Harbor Funds.

In order to submit orders for transactions via the Internet, you must authorize us to transmit account information online and accept online instructions (go to www.harborfunds.com and follow the instructions accordingly).

When you establish an account, you will automatically be granted Internet transaction privileges, unless you decline them on the application.

Transactions submitted through the Internet are subject to the same minimums and terms as other transaction methods.

The Shareholder Servicing Agent uses procedures designed to confirm that instructions communicated via the Internet are genuine, including requiring certain identifying information, prior to acting upon instructions and sending written confirmation of Internet transactions. To the extent that the Shareholder Servicing Agent uses reasonable procedures to confirm that instructions received through the Internet are genuine, Harbor Funds, the Shareholder Servicing Agent and the Distributor are not liable for acting on these instructions.

TRANSFER ON DEATH (“TOD”) REGISTRATION

You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, Trust accounts or institutional accounts. TOD registration requires the name(s) of the beneficiary(ies) to be listed on the account registration followed by “TOD, Subject to STA TOD Rules”. Harbor Funds reserves the right to use the term “beneficiaries” in an account registration rather than list each named beneficiary. However, the shareholder must provide the name, address, social security number, and birth date of each beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call the Shareholder Servicing Agent at 800-422-1050 to request the Transfer on Death Registration form and instructions or you may download the form from our website at www.harborfunds.com.

TELEPHONE SERVICES

800-422-1050

Our automated telephone service is available 24 hours a day. It provides you the ability to conduct transactions, access your account information, request forms and applications, and obtain information on each of the Harbor funds.

When you establish an account, you will be granted telephone transaction privileges unless you decline them on the application.

Telephone transactions are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by the Shareholder Servicing Agent. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, none of Harbor Funds, the Shareholder Servicing Agent, or the Distributor will be liable for acting on these instructions.

Investor Services

Shareholders participating in an automatic investment plan, systematic exchange or withdrawal plan, or dividend exchange plan will receive only quarterly confirmations of all transactions.

Harbor Funds may amend or terminate the automatic/systematic plans without notice to participating shareholders.

Your automatic investment plan, systematic exchange plan, systematic withdrawal plan, or dividend exchange plan will be suspended if postal or other delivery services are unable to deliver the transaction confirmation statements to you at the address of record. In case of a suspended dividend exchange plan, your distributions will be reinvested in the current Fund, and shares represented by such reinvested dividends will not be exchanged.

RETIREMENT ACCOUNTS

For information on establishing retirement accounts, please call 800-422-1050.

■

Traditional IRA — an individual retirement account. Your contributions may or may not be deductible, depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

■	Roth IRA — an individual retirement account. Your contributions are non-deductible. Assets grow tax-free and qualified distributions are also tax-free.
■	SEP IRA — an individual retirement account funded by employer contributions. Assets grow tax-free and distributions are taxable as income.
■	Other Retirement Plans — The Funds may be used as an investment in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.

CHECKWRITING FOR HARBOR MONEY MARKET FUND

Harbor Funds offers a Checkwriting Privilege for shareholders in Harbor Money Market Fund. The Checkwriting Privilege is not available on IRA accounts. Individual checks must be for $500 or more. All check are presented to State Street Bank and Trust Company (“State Street”) for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through State Street except that they may not be certified and are payable upon review.

You are not charged for redeeming by check. If you elect this option, you are subject to the procedures, rules and regulations established by State Street with respect to clearance and collection of checks. State Street will not honor checks that are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in Harbor Money Market Fund is accrued and declared as dividends daily, but dividends are paid monthly, the total value of the Fund may not be determined in advance. Therefore, you may not be able to close your account by check. The Checkwriting Privilege may be terminated at any time by Harbor Funds or State Street upon notice to you. Your cancelled checks will be returned monthly by State Street.

Call the Shareholder Servicing Agent at 800-422-1050 to request a signature card to add the Checkwriting Privilege to your account.

If you already have a Harbor Funds account, call the Shareholder Servicing Agent at 800-422-1050 to request an Automatic Options form or you may download the form from our website at www.harborfunds.com. Additionally, you may establish an automatic investment plan through our website by logging in to your account at www.harborfunds.com.

AUTOMATIC INVESTMENT PLAN

You may sell the shares, but the proceeds may not be available for up to 3 business days after the initial purchase to ensure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future systematic investment plan purchases.

By using the automatic investment or systematic exchange plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. See “Dividends, Distributions and Taxes” regarding the potential adverse tax consequences of purchasing shares shortly before an anticipated dividend or capital again distribution.

SYSTEMATIC EXCHANGE PLAN

You may automatically exchange between Harbor funds either monthly or quarterly. The Fund being exchanged out of and the Fund being exchanged into must meet the minimum requirements for the respective class of shares. Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

Investor Services

SYSTEMATIC WITHDRAWAL PLAN

You may direct Harbor Funds to withdraw a specific dollar amount on a monthly or quarterly schedule. If you have multiple plans, the dollar amount in each plan must be the same.

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions for you. You should consult your tax adviser.

DIVIDEND EXCHANGE PLAN

You may invest dividends and capital gain distributions from one Fund in shares of another Fund, provided you have opened an account in the other Fund and have satisfied the applicable minimum investment requirements. When dividends and/or capital gain distributions from one Fund are used to purchase shares in another Fund, the shares are purchased on the date the dividends and/or capital gains would have otherwise been paid to you (the “ex-dividend date”) at the share price in effect as of the ex-dividend date. Purchases are credited to your account on the ex-dividend date.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

		Income From Investment Operations				Less Distributions
Year/Period Ended	Net Asset Value Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains[1]	Return of Capital	Total Distributions	Proceeds from Redemption Fees
HARBOR HIGH-YIELD BOND FUND
Institutional Class
October 31, 2008	$10.92	$.67	[a]	$(2.37)	$(1.70)	$(.70)	$—	$—	$(.70)	$.01
October 31, 2007	10.98	.75	[a]	(.04)	.71	(.71)	(.07)	—	(.78)	.01
October 31, 2006	10.91	.76	[a]	.14	.90	(.79)	(.04)	—	(.83)	—	[f]
October 31, 2005	11.38	.77	[a]	(.42)	.35	(.68)	(.15)	—	(.83)	.01
October 31, 2004	11.10	.75	[a]	.35	1.10	(.82)	—	—	(.82)	—	[f]
Administrative Class
October 31, 2008	$10.92	$.69	[a]	$(2.43)	$(1.74)	$(.67)	$—	$—	$(.67)	$(.02)
October 31, 2007	10.97	.79	[a]	(.09)	.70	(.68)	(.07)	—	(.75)	[f]
October 31, 2006	10.91	.89	[a]	(.02)	.87	(.77)	(.04)	—	(.81)	—	[f]
October 31, 2005	11.38	1.24	[a]	(.90)	.34	(.66)	(.15)	—	(.81)	—	[f]
October 31, 2004	11.10	(.02)[a]		1.09	1.07	(.79)	—	—	(.79)	.02
Investor Class
October 31, 2008	$10.92	$.67	[a]	$(2.43)	$(1.76)	$(.65)	$—	$—	$(.65)	.02
October 31, 2007	10.98	.75	[a]	(.07)	.68	(.67)	(.07)	—	(.74)	[f]
October 31, 2006	10.91	.71	[a]	.14	.85	(.74)	(.04)	—	(.78)	—	[f]
October 31, 2005	11.39	.70	[a]	(.40)	.30	(.63)	(.15)	—	(.78)	—	[f]
October 31, 2004	11.11	.62	[a]	.43	1.05	(.77)	—	—	(.77)	—	[f]
HARBOR BOND FUND
Institutional Class
October 31, 2008	$11.79	$.54	[a]	$(.41)	$(.13)	$(.66)	$(.02)	$—	$(.68)	N/A
October 31, 2007	11.78	.54	[a]	.13	.67	(.66)	—	—	(.66)	N/A
October 31, 2006	11.61	.51	[a]	.06	.57	(.39)	(.01)	—	(.40)	N/A
October 31, 2005	12.24	.45	[a]	(.28)	.17	(.50)	(.30)	—	(.80)	N/A
October 31, 2004	11.89	.16	[a]	.68	.84	(.23)	(.26)	—	(.49)	N/A
Administrative Class
October 31, 2008	$11.78	$.53	[a]	$(.43)	$(.10)	$(.63)	$(.02)	$—	$(.65)	N/A
October 31, 2007	11.77	.53	[a]	.12	.65	(.64)	—	—	(.64)	N/A
October 31, 2006	11.61	.49	[a]	.05	.54	(.37)	(.01)	—	(.38)	N/A
October 31, 2005	12.24	.46	[a]	(.31)	.15	(.48)	(.30)	—	(.78)	N/A
October 31, 2004	11.89	.32	[a]	.49	.81	(.20)	(.26)	—	(.46)	N/A
HARBOR REAL RETURN FUND
Institutional Class
October 31, 2008	$9.93	$.40	[a]	$(.93)	$(.53)	$(.38)	$—	$—	$(.38)	N/A
October 31, 2007	9.83	.47	[a]	.13	.60	(.47)	(.03)	—	(.50)	N/A
October 31, 2006[a]	10.00	.39	[a]	(.22)	.17	(.34)	—	—	(.34)	N/A
Administrative Class
October 31, 2008	$9.93	$.54	[a]	$(1.11)	$(.57)	$(.34)	$—	$—	$(.34)	N/A
October 31, 2007	9.83	.48	[a]	.09	.57	(.44)	(.03)	—	(.47)	N/A
October 31, 2006[a]	10.00	.40	[a]	(.25)	.15	(.32)	—	—	(.32)	N/A
HARBOR SHORT DURATION FUND
Institutional Class
October 31, 2008	$8.25	$.31	[a]	$(.34)	$(.03)	$(.37)	$—	$—	$(.37)	N/A
October 31, 2007	8.24	.40	[a]	(.04)	.36	(.35)	—	—	(.35)	N/A
October 31, 2006	8.27	.30	[a]	.08	.38	(.39)	—	(.02)	(.41)	N/A
October 31, 2005	8.41	.35	[a]	(.17)	.18	(.32)	—	—	(.32)	N/A
October 31, 2004	8.57	.26	[a]	(.14)	.12	(.28)	—	—	(.28)	N/A
Administrative Class
October 31, 2008	$8.24	$(.84)[a]		$.78	$(.06)	$(.35)	$—	$—	$(.35)	N/A
October 31, 2007	8.23	.37	[a]	(.03)	.34	(.33)	—	—	(.33)	N/A
October 31, 2006	8.26	.28	[a]	.09	.37	(.37)	—	(.03)	(.40)	N/A
October 31, 2005	8.41	.33	[a]	(.18)	.15	(.30)	—	—	(.30)	N/A
October 31, 2004	8.57	9.80	[a]	(9.69)	.11	(.27)	—	—	(.27)	N/A
See	page 44 for notes to the Financial Highlights.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are incorporated by reference in the Statement of Additional Information, both of which are available upon request.

Net Asset Value End of Period	Net Assets End of Period (000s)	Total Return		Ratio of Total Expenses to Average Net Assets (%)[2,3]	Ratio of Net Expenses to Average Net Assets (%)[3]		Ratio of Net Expenses Excluding Interest Expense to Average Net Assets (%)	Ratio of Net Investment Income/(Loss) to Average Net Assets (%)		Portfolio Turnover (%)

$8.53	$47,862	(16.37)%[b]		.88%	.77%[a]		—%	6.90%[a]		65%
10.92	44,312	6.70	[b]	.95	.82	[a]	—	7.15	[a]	66
10.98	28,727	8.56	[b]	1.06	.81	[a]	—	7.01	[a]	63
10.91	31,547	3.24	[b]	.91	.82	[a]	—	6.67	[a]	42
11.38	66,715	10.93	[b]	.94	.85	[a]	—	6.85	[a]	109

$8.53	$501	(16.59)%[b]		1.12%	1.02%[a]		—%	6.67%[a]		65%
10.92	595	6.54	[b]	1.20	1.07	[a]	—	6.89	[a]	66
10.97	524	8.22	[b]	1.30	1.05	[a]	—	6.79	[a]	63
10.91	2	3.05	[b]	— [e]	—	[a,e]	—	—	[a,e]	42
11.38	1	10.49	[b]	1.16	1.01	[a]	—	7.00	[a]	109

$8.53	$6,993	(16.72)%[b]		1.25%	1.14%[a]		—%	6.60%[a]		65%
10.92	5,711	6.31	[b]	1.33	1.20	[a]	—	6.76	[a]	66
10.98	4,662	8.15	[b]	1.46	1.21	[a]	—	6.63	[a]	63
10.91	4,047	2.71	[b]	1.34	1.25	[a]	—	6.26	[a]	42
11.39	3,586	10.41	[b]	1.36	1.27	[a]	—	6.37	[a]	109

$11.24	$3,667,809.95%[b]			.58%	.55%[a]		—%	4.47%[a]		514%
11.79	2,650,770	5.97	[b]	.57	.56	[a]	—	4.73	[a]	213
11.78	2,307,286	5.10	[b]	.60	.58	[a]	—	4.34	[a]	312
11.61	1,931,651	1.42	[b]	.60	.58	[a]	—	3.39	[a]	332
12.24	1,546,602	6.59	[b]	.60	.57	[a]	—	2.21	[a]	311

$11.23	$74,208.71%[b]			.83%	.80%[a]		—%	4.22%[a]		514%
11.78	42,557	5.71	[b]	.82	.81	[a]	—	4.50	[a]	213
11.77	38,590	4.76	[b]	.85	.83	[a]	—	4.10	[a]	312
11.61	31,953	1.18	[b]	.85	.83	[a]	—	3.17	[a]	332
12.24	18,205	6.33	[b]	.85	.81	[a]	—	1.94	[a]	311

$9.02	$81,832	(5.80)%[b]		.74%	.57%[a]		—%	3.93%[a]		1,334%
9.93	25,431	6.31	[b]	1.12	.56	[a]	—	4.62	[a]	661
9.83	12,057	1.77	[b,d]	1.83 [c]	.57	[a,c]	—	5.09	[a,c]	410 [d]

$9.02	$468	(6.10)%[b]		1.03%	.82%[a]		—%	3.69%[a]		1.334%
9.93	1,077	6.05%[b]		1.35	.82	[a]	—	4.13	[a]	661
9.83	1,015	1.56	[b,d]	2.08 [c]	.82	[a,c]	—	4.28	[a,c]	410 [d]

$7.85	$67,566	(.37)%[b]		.42%	.41%[a]		.38%[a]	3.72%[a]		78%
8.25	69,379	4.43	[b]	.58	.49	[a]	.39 [a]	4.69	[a]	59
8.24	77,264	4.82	[b]	.53	.39	[a]	.39 [a]	4.21	[a]	79
8.27	53,353	2.17	[b]	.52	.40	[a]	.39 [a]	3.41	[a]	159
8.41	93,910	1.43	[b]	.45	.31	[a]	.31 [a]	2.65	[a]	324

$7.83	$68	(.73)%[b]		.68%	.66	[a]	.63%[a]	3.47%[a]		78%
8.24	2,377	4.20	[b]	.84	.75	[a]	.64 [a]	4.45	[a]	59
8.23	1,789	4.59	[b]	.78	.64	[a]	.64 [a]	3.95	[a]	79
8.26	1,556	1.82	[b]	.76	.64	[a]	.64 [a]	3.20	[a]	159
8.41	1,446	1.24	[b]	.70	.55	[a]	.55 [a]	2.48	[a]	324

Financial Highlights — Continued

		Income From Investment Operations				Less Distributions
Year/Period Ended	Net Asset Value Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains[1]	Return of Capital	Total Distributions	Proceeds from Redemption Fees
HARBOR MONEY MARKET FUND
Institutional Class
October 31, 2008	$1.00	$.03	[a]	$—	$.03	$(.03)	$—	$—	$(.03)	N/A
October 31, 2007	1.00	.05	[a]	—	.05	(.05)	—	—	(.05)	N/A
October 31, 2006	1.00	.04	[a]	—	.04	(.04)	—	—	(.04)	N/A
October 31, 2005	1.00	.03	[a]	—	.03	(.03)	—	—	(.03)	N/A
October 31, 2004	1.00	—		—	—	—	—	—	—	N/A
Administrative Class
October 31, 2008	$1.00	.03	[a]	$—	$.03	$(.03)	$—	$—	$(.03)	N/A
October 31, 2007	1.00	.05	[a]	—	.05	(.05)	—	—	(.05)	N/A
October 31, 2006	1.00	.04	[a]	—	.04	(.04)	—	—	(.04)	N/A
October 31, 2005	1.00	.02	[a]	—	.02	(.02)	—	—	(.02)	N/A
October 31, 2004	1.00	—		—	—	—	—	—	—	N/A
[1]	Includes both short-term and long-term capital gains.
[2]	Percentage does not reflect reduction for credit balance arrangements. (See Note 4 to Financial Statements).
[3]	Includes interest expense for all periods presented, where applicable.
[a]	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
[b]	The total returns would have been lower had certain expenses not been waived during the periods shown.
[c]	Annualized.
[d]	Unannualized.
[e]	Assets in this class were too small to incur any income or expense.
[f]	Less than $0.01.

Net Asset Value End of Period	Net Assets End of Period (000s)	Total Return		Ratio of Total Expenses to Average Net Assets (%)[2,3]	Ratio of Net Expenses to Average Net Assets (%)		Ratio of Net Expenses Excluding Interest Expense to Average Net Assets (%)	Ratio of Net Investment Income/(Loss) to Average Net Assets (%)		Portfolio Turnover (%)

$1.00	$238,954	3.04%[b]		.32	.28%[a]		—%	2.97%[a]		N/A
1.00	215,668	5.18	[b]	.35	.28	[a]	—	5.06	[a]	N/A
1.00	187,832	4.60	[b]	.44	.32	[a]	—	4.59	[a]	N/A
1.00	120,041	2.55	[b]	.47	.35	[a]	—	2.52	[a]	N/A
1.00	117,561.94		[b]	.45	.29	[a]	—	.94	[a]	N/A

$1.00	$13	2.79	[b]	.56	.53%[a]		—%	2.73%[a]		N/A
1.00	5,362	4.92%[b]		.60	.53	[a]	—	4.82	[a]	N/A
1.00	4,602	4.34	[b]	.69	.57	[a]	—	4.29	[a]	N/A
1.00	3,896	2.29	[b]	.72	.60	[a]	—	2.30	[a]	N/A
1.00	3,362.60		[b]	.70	.53	[a]	—	.74	[a]	N/A

Harbor Fixed Income Funds Details

Share prices are available on our website at www.harborfunds.com or by calling 800-422-1050 after 7:00 p.m. eastern time.

Other Harbor funds managed by the Adviser are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor Funds call 800-422-1050 or visit our website at www.harborfunds.com.

FUND	FUND NUMBER	TICKER SYMBOL	CUSIP NUMBER
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	024	HYFAX	411511553
Administrative Class	224	HYFRX	411511546
Investor Class	424	HYFIX	411511538
Harbor Bond Fund
Institutional Class	014	HABDX	411511108
Administrative Class	214	HRBDX	411511686
Harbor Real Return Fund
Institutional Class	025	HARRX	411511520
Administrative Class	225	HRRRX	411511512
Harbor Short Duration Fund
Institutional Class	016	HASDX	411511702
Administrative Class	216	HRSDX	411511678
Harbor Money Market Fund
Institutional Class	015	HARXX	411511405
Administrative Class	215	HRMXX	411511660

Updates Available

For updates on the Harbor Funds following the end of each calendar quarter, please visit our website at www.harborfunds.com.

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

09/2009/40,000

111 South Wacker Drive, 34th Floor	Chicago, Illinois 60606-4302	800-422-1050

www.harborfunds.com

For more information

For investors who would like more information about Harbor Funds, the following documents are available upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Harbor Funds’ annual and semi-annual reports to shareholders. The Harbor Funds annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.

Free copies of the annual and semi-annual reports, the SAI, and other information and answers to questions about the Funds are available:

On the Internet:	www.harborfunds.com

By Telephone:	800-422-1050

By Mail:	Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108

Investors can review the Harbor Funds reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Call 202-551-8090 for information on the operation of the Public Reference Room. Investors may get text-only copies:

On the Internet:	http://www.sec.gov

By E-Mail (for a fee):	publicinfo@sec.gov

By Mail (for a fee):	Public Reference Room of the Commission Washington, D.C., 20549-0102

This Prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of the Funds are registered for sale.

Investment Company Act File No. 811-4676FD.P.FIF